UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

PERMAL

ALTERNATIVE SELECT VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide investors with long term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Permal Alternative Select VIT Portfolio for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Special shareholder notice

At their February 2016 meeting, the Board of Trustees approved First Quadrant, L.P. (“First Quadrant”) as a new subadviser to the Portfolio effective by May 2, 2016. First Quadrant will manage the portion of the Portfolio allocated to it using global macro (systematic) investment strategy. Apex Capital, LLC will no longer serve as a subadviser to the Portfolio effective on or about February 29, 2016. For more information regarding these changes, please see the prospectus supplement dated February 12, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 12, 2016

II	Permal Alternative Select VIT Portfolio

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is

Permal Alternative Select VIT Portfolio	III

Investment commentary (cont’d)

assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent….In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Permal Alternative Select VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide investors with long-term capital appreciation. This multi-manager, multi-strategy Portfolio seeks to achieve long-term capital appreciation while generating attractive risk-adjusted returns. The Portfolio will attempt to produce positive returns over a full market cycle, allocating assets to strategies that historically have had a low correlation to each other and may include Equity Hedge, Event Driven, Global Macro and Relative Value strategies. The Portfolio will also attempt to limit declines during equity market corrections with lower overall Portfolio volatility.

In seeking to meet its investment goal, the Portfolio implements a tactical asset allocation program of alternative strategies overseen by the Portfolio’s manager, Permal Asset Management LLC (“Permal”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple unaffiliated and affiliated investment subadvisers and trading advisors. Permal may also manage Portfolio assets directly to seek return, or to implement various market hedges.

Allocations to each of the investment strategies are expected to range from 0% to 50% of the Portfolio’s net assets. Multiple subadvisers may be utilized to gain access to different investment approaches within each category and Permal may manage Portfolio assets directly within each category. Ongoing decisions by Permal to allocate Portfolio assets among strategies will be based on a continuous evaluation of market conditions. Due to its assessment of prevailing market conditions, the manager may emphasize certain strategies and investment themes that the manager believes are more likely to produce positive returns.

The manager and the subadvisers implement the various alternative investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets. The financial instruments in which the manager and the subadvisers may invest include, but are not limited to: com- mon stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations (“CLOs”); mortgage-backed securities, including collateralized mortgage obligations (“CMOs”); loan participations; trade claims; convertible securities; debt securities of governments (including the U.S. government) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including U.S. corporations); debt securities of any credit quality and maturity, including debt securities below investment grade; collateralized debt obligations (“CDOs”); collateralized bond obligations (“CBOs”); exchange-traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships (“MLPs”); royalty trusts; mortgage-backed and asset-backed securities; other pooled investment vehicles, including real estate investment trusts (“REITs”)i; foreign currencies; and repurchase agreements. The Portfolio may invest in private placements. The Portfolio may also invest in various types of derivatives, including swaps, such as credit default swaps, total return swaps, interest

Permal Alternative Select VIT Portfolio 2015 Annual Report	1

Portfolio overview (cont’d)

rate swaps, swaps on credit indices and variance swaps, futures, options, forward contracts on currencies and commodities and indexed and inverse securities. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Portfolio’s positions by managing or adjusting the risk profile of the Portfolio or its individual positions.

The Portfolio may obtain synthetic exposure to investment strategies through the use of one or more total return swaps through which the Portfolio makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests representing a particular index sponsored by a third-party investment manager identified by the manager.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. During the Portfolio’s reporting period ending December 31, 2015, the S&P 500 Indexii returned 1.38%. In the first half of 2015, the S&P 500 Index rose marginally returning 0.80% in the first quarter and 0.13% in the second quarter as the market balanced diminishing deflation concerns with a disappointing first quarter U.S. gross domestic product (“GDP”)iii growth figure. In Asia, Chinese equity markets shrugged off weak economic data, rising markedly, especially in April, from new measures to enhance market liquidity. Global equities reversed sharply in the third quarter of 2015 with the S&P 500 Index falling 6.59%. The sell-off was led by China as concerns about the country’s growth prospects came to the fore, which saw a return of market volatility. In the fourth quarter of 2015, the S&P 500 Index rose 7.04% including a sharp rebound in the month of October 2015.

Outside of U.S. equities, developed equity markets were down marginally while emerging markets fell sharply within the commodity complex. The MSCI World Indexiv slipped 0.87% and the MSCI Emerging Markets Indexv fell 14.92%. In fixed income and credit markets, the Barclays U.S. Aggregate Indexvi rose 0.55% and the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vii rose 1.82%. Commodity markets sharply declined continuing last year’s trend; the Bloomberg Commodity Indexviii fell 27.70% during the reporting period.

We remain in the midst of a low growth, low inflation environment with many economies experiencing “secular stagnation.” This should provide ample opportunity for reflationary monetary policy to continue across many of the developed market economies: (1) In the U.S., the Federal Reserve Board (“Fed”)ix started the normalization process in December 2015; however, given the state of the global economy, they may pursue a slower path of tightening and end at a lower level of interest rates than in past cycles. (2) In Europe, a cyclical recovery appears to be underway aided by low oil prices, a weaker currency and continued monetary accommodation. (3) In Japan, a focus on structural reform in many sectors of the economy along with improved corporate governance and shareholder friendly initiatives is working in conjunction with accommodative monetary from the Bank of Japan. (4) In China, there are numerous supportive policy measures (fiscal, structural and monetary) available for an economy that

2	Permal Alternative Select VIT Portfolio 2015 Annual Report

continues to transition to a consumption driven model. In addition, in our opinion, Global Macro is well-placed to capitalize on the volatility across asset classes. It should be a good environment for both discretionary managers and managed futures. Within equity markets, stock selection is crucial. There is plenty of dispersion across sectors and within sectors for active stock picking to work well going forward. Event Driven strategies have been more challenging lately; however, in a subdued growth environment, mergers and acquisitions (“M&A”) is one way to grow and we expect the M&A environment to remain robust.

Q. How did we respond to these changing market conditions?

A. The Portfolio began the period with five different subadvisers across three different strategies. As of January 1, 2015, the Portfolio was overweight Global Macro almost entirely at the expense of Relative Value, while being just above market weight Equity Hedge, and marginally below market weight in Event Driven relative to the HFRX Global Hedge Fund Indexx weights. Global Macro was 40.5% of the Portfolio’s net assets, Equity Hedge was 31.6% and Event Driven was 26.1%.

Both the relative and absolute weights remained fairly constant during the reporting period. While the Portfolio was hurt by equity market volatility in the third quarter of 2015, and underperformed the HFRX Global

Hedge Fund Index, the Portfolio rebounded in October 2015 outperforming the HFRX Global Hedge Fund Index. The total number of subadvisers available to the Portfolio remained at five. At the close of the reporting period on December 31, 2015, the Portfolio remained heavily overweight Global Macro, just above market weight Equity Hedge and just below market weight in Event Driven relative to the HFRX Global Hedge Fund Index weights. Global Macro was 41.2% of the Portfolio’s net assets, Equity Hedge was 30.9% and Event Driven was 26.0%. There was no allocation to Relative Value.

The Portfolio uses derivatives for a variety of reasons. During the reporting period, the Portfolio traded options, futures, swaps and foreign currency forward contracts. The net result of the Portfolio’s derivative trading activity was positive in terms of Portfolio performance, with unrealized gains more than offsetting realized losses.

Performance review

For the twelve months ended December 31, 2015, Class II shares of Permal Alternative Select VIT Portfolio1 returned -4.37%. The Portfolio’s unmanaged benchmarks, the HFRX Global Hedge Fund Index and the Citigroup 3-Month U.S. Treasury Bill Indexxi returned -3.64% and 0.03%, respectively, for the same period. The Variable Alternative Other Funds Category Average2 returned -3.80% for the same period.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 82 funds in the Fund’s Lipper category, and excluding sales charges.

Permal Alternative Select VIT Portfolio 2015 Annual Report	3

Portfolio overview (cont’d)

Performance Snapshot as of December 31, 2015 (unaudited)
	6 months	12 months
Permal Alternative Select VIT Portfolio[1]:
Class II	-6.54%	-4.37%
HFRX Global Hedge Fund Index	-4.85%	-3.64%
Citigroup 3-Month U.S. Treasury Bill Index	0.02%	0.03%
Lipper Variable Alternative Other Funds Category Average[2]	-4.74%	-3.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2015, the gross total annual operating expense ratio for Class II shares was 6.42%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets is not expected to exceed 2.70% for Class II shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 91 funds for the six-month period and among the 82 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Permal Alternative Select VIT Portfolio 2015 Annual Report

Q. What were the leading contributors to performance?

A. The Portfolio’s Global Macro allocation was the primary contributor to performance during the reporting period. Specifically, the subadviser pursuing a managed futures strategy contributed positively. The top individual subadviser contribution came from the technology, consumer and health care focused Equity Hedge subadviser. Relative to the HFRX Global Hedge Fund Index, the Portfolio’s asset allocation decisions were positive contributors to excess performance during the reporting period — specifically, the decision to overweight Macro. From a subadviser selection perspective, the aggregate effect also added to excess returns above the HFRX Global Hedge Fund Index, with specific contributions from the managed futures subadviser, and the technology, consumer and health care focused Equity Hedge subadviser.

Q. What were the leading detractors from performance?

A. The Portfolio’s Event Driven allocation was the top detractor from performance. The Equity Hedge allocation also detracted from performance largely due to the industrials focused subadviser.

Thank you for your investment in Permal Alternative Select VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Robert Kaplan

Co-Portfolio Manager

Permal Asset Management LLC

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management LLC

January 20, 2016

RISKS: The Portfolio utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. These investments are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. The Portfolio, and the sub-advised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Portfolio to magnified losses if the Portfolio’s investments decline in value. The Portfolio and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The Portfolio, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Portfolio and each subadviser may engage in active and frequent trading, resulting in higher portfolio

Permal Alternative Select VIT Portfolio 2015 Annual Report	5

Portfolio overview (cont’d)

turnover and transaction costs. There is no assurance strategies used by the Portfolio or sub-advised funds will be successful. Equity securities are subject to price fluctuation and loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

[v]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

viii

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

ix

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[x]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xi	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

6	Permal Alternative Select VIT Portfolio 2015 Annual Report

Portfolio at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Portfolio’s securities sold short as of December 31, 2015 and December 31, 2014 and does not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s securities sold short is subject to change at any time.

Permal Alternative Select VIT Portfolio 2015 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class II	-6.54%	$1,000.00	$934.60	2.88%	$14.04	Class II	5.00%	$1,000.00	$1,010.69	2.88%	$14.60

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Permal Alternative Select VIT Portfolio 2015 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Class II
Twelve Months Ended 12/31/15	-4.37%
Inception* through 12/31/15	-3.21

Cumulative total returns[1]
Class II (Inception date of 10/6/14 through 12/31/15)	-3.96%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class II is October 6, 2014.

Permal Alternative Select VIT Portfolio 2015 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class II Shares of Permal Alternative Select VIT Portfolio vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — October 6, 2014 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class II shares of Permal Alternative Select VIT Portfolio at inception on October 6, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Citigroup 3-Month U.S. Treasury Bill Index is as of month end September 30, 2014.

10	Permal Alternative Select VIT Portfolio 2015 Annual Report

Consolidated schedule of investments

December 31, 2015

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Common Stocks — 34.0%
Consumer Discretionary — 10.9%
Auto Components — 3.3%
American Axle & Manufacturing Holdings Inc.	4,911	$93,014	*
Compagnie Generale des Etablissements Michelin	1,504	142,802	(a)
GKN PLC	28,185	127,957	(a)
Goodyear Tire & Rubber Co.	7,806	255,022	(b)
Koito Manufacturing Co., Ltd.	4,700	192,250	(a)
Lear Corp.	639	78,488
Magna International Inc.	1,620	65,707
NGK Spark Plug Co., Ltd.	5,600	147,519	(a)
Total Auto Components		1,102,759
Diversified Consumer Services — 0.2%
Service Corporation International	2,164	56,307
Sotheby’s	798	20,557
Total Diversified Consumer Services		76,864
Hotels, Restaurants & Leisure — 1.6%
Caesars Acquisition Co., Class A Shares	1,027	6,994	*
Caesars Entertainment Corp.	2,277	17,965	*
ClubCorp Holdings Inc.	1,806	32,995
MGM Resorts International	10,082	229,063	*(b)
OPAP SA	102	897	(a)
Pinnacle Entertainment Inc.	1,139	35,446	*
Planet Fitness Inc., Class A Shares	7,100	110,973	*
Starwood Hotels & Resorts Worldwide Inc.	1,550	107,384
Total Hotels, Restaurants & Leisure		541,717
Internet & Catalog Retail — 1.3%
Netflix Inc.	3,750	428,925	*(c)
Media — 0.9%
Clear Channel Outdoor Holdings Inc., Class A Shares	75	419	*
Comcast Corp., Class A Shares	4,513	254,669
Liberty Global PLC, Class A Shares	948	40,157	*
Total Media		295,245
Specialty Retail — 2.6%
Container Store Group Inc.	18,200	149,240	*(c)
Office Depot Inc.	10,059	56,733	*
Restoration Hardware Holdings Inc.	5,300	421,085	*(c)
Tiffany & Co.	2,800	213,612
Vitamin Shoppe Inc.	1,184	38,717	*
Total Specialty Retail		879,387

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2015 Annual Report	11

Consolidated schedule of investments (cont’d)

December 31, 2015

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.0%
Michael Kors Holdings Ltd.	9,000	$360,540	*(c)
Total Consumer Discretionary		3,685,437
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Whole Foods Market Inc.	1,083	36,280
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Antero Resources Corp.	4,300	93,740	*
Golar LNG Ltd.	4,400	69,476
Total Energy		163,216
Financials — 1.3%
Banks — 0.0%
ICICI Bank Ltd., Sponsored ADR	1,885	14,760
Capital Markets — 0.2%
Apollo Global Management LLC, Class A Shares	1,854	28,144	(b)
Fortress Investment Group LLC, Class A Shares	4,779	24,325
Total Capital Markets		52,469
Consumer Finance — 0.5%
Ally Financial Inc.	4,978	92,790	*
Navient Corp.	3,010	34,464
Santander Consumer USA Holdings Inc.	1,967	31,177	*
Total Consumer Finance		158,431
Insurance — 0.0%
Ambac Financial Group Inc.	931	13,118	*
Real Estate Investment Trusts (REITs) — 0.6%
Campus Crest Communities Inc.	26,023	176,956
New Residential Investment Corp.	2,362	28,722
Total Real Estate Investment Trusts (REITs)		205,678
Total Financials		444,456
Health Care — 5.6%
Biotechnology — 1.7%
Alder Biopharmaceuticals Inc.	2,000	66,060	*
Alexion Pharmaceuticals Inc.	950	181,213	*
Dynavax Technologies Corp.	3,000	72,480	*
Gilead Sciences Inc.	487	49,280
Radius Health Inc.	1,300	80,002	*
Sage Therapeutics Inc.	1,800	104,940	*
Vertex Pharmaceuticals Inc.	262	32,967	*
Total Biotechnology		586,942

See Notes to Consolidated Financial Statements.

12	Permal Alternative Select VIT Portfolio 2015 Annual Report

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Health Care Equipment & Supplies — 0.2%
Medtronic PLC	961	$73,920
Health Care Providers & Services — 0.2%
Brookdale Senior Living Inc.	3,346	61,767	*
Pharmaceuticals — 3.5%
Allergan PLC	800	250,000	*(c)
GlaxoSmithKline PLC, Sponsored ADR	5,500	221,925
Perrigo Co. PLC	1,200	173,640
Teva Pharmaceutical Industries Ltd., Sponsored ADR	7,900	518,556
Total Pharmaceuticals		1,164,121
Total Health Care		1,886,750
Industrials — 4.2%
Aerospace & Defense — 0.8%
Airbus Group SE	182	12,220	(a)
KLX Inc.	2,443	75,220	*
Triumph Group Inc.	4,398	174,820	(b)
Total Aerospace & Defense		262,260
Airlines — 0.7%
Virgin America Inc.	6,100	219,661	*
Commercial Services & Supplies — 0.1%
Unifirst Corp.	363	37,825
Electrical Equipment — 0.0%
SolarCity Corp.	199	10,153	*
Machinery — 1.4%
Crane Co.	1,444	69,081
Kennametal Inc.	410	7,872
Kurita Water Industries Ltd.	4,700	98,397	(a)
Oshkosh Corp.	2,941	114,817
SKF AB, Class B Shares	7,852	126,588	(a)
SPX FLOW Inc.	2,500	69,775	*
Total Machinery		486,530
Marine — 0.1%
Kirby Corp.	879	46,253	*
Road & Rail — 0.4%
Avis Budget Group Inc.	1,720	62,419	*
CSX Corp.	2,650	68,767
Total Road & Rail		131,186
Trading Companies & Distributors — 0.7%
Air Lease Corp.	6,800	227,664
Total Industrials		1,421,532

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2015 Annual Report	13

Consolidated schedule of investments (cont’d)

December 31, 2015

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Information Technology — 8.4%
Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	545	$22,912
Ingram Micro Inc., Class A Shares	7,914	240,427
Total Electronic Equipment, Instruments & Components		263,339
Internet Software & Services — 4.5%
Cornerstone OnDemand Inc.	5,400	186,462	*
Cvent Inc.	3,900	136,149	*
LinkedIn Corp., Class A Shares	1,550	348,874	*
Twitter Inc.	7,500	173,550	*
Yahoo! Inc.	5,400	179,604	*(b)
Yelp Inc.	16,800	483,840	*(c)
Total Internet Software & Services		1,508,479
IT Services — 0.7%
Atos SE	2,001	168,062	(a)
ITOCHU Techno-Solutions Corp.	4,200	83,920	(a)
Total IT Services		251,982
Software — 1.9%
Autodesk Inc.	4,000	243,720	*
CDK Global Inc.	670	31,805
MicroStrategy Inc., Class A Shares	2,000	358,580	*(c)
Total Software		634,105
Technology Hardware, Storage & Peripherals — 0.5%
EMC Corp.	3,169	81,380
Hewlett Packard Enterprise Co.	6,775	102,980
Total Technology Hardware, Storage & Peripherals		184,360
Total Information Technology		2,842,265
Materials — 2.9%
Chemicals — 1.6%
Arkema SA	1,811	126,664	(a)
Eastman Chemical Co.	3,063	206,783	(b)
FMC Corp.	5,007	195,924	(b)
Total Chemicals		529,371
Containers & Packaging — 1.2%
Berry Plastics Group Inc.	2,091	75,652	*
Owens-Illinois Inc.	17,911	312,010	*(b)
Total Containers & Packaging		387,662

See Notes to Consolidated Financial Statements.

14	Permal Alternative Select VIT Portfolio 2015 Annual Report

Permal Alternative Select VIT Portfolio

Security			Shares	Value
Metals & Mining — 0.1%
Barrick Gold Corp.			4,576	$33,771
Freeport-McMoRan Inc.			1,848	12,511
Total Metals & Mining				46,282
Total Materials				963,315
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
China Mobile Ltd., Sponsored ADR			387	21,800
Total Common Stocks (Cost — $11,846,353)				11,465,051

	Rate
Convertible Preferred Stocks — 0.1%
Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
SunEdison Inc. (Cost — $75,076)	6.750%		81	25,920	(a)
Preferred Stocks — 0.2%
Consumer Discretionary — 0.2%
Auto Components — 0.2%
Schaeffler AG	1.625%		3,725	65,435	(a)
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.570%		129	337	*
Federal Home Loan Mortgage Corp. (FHLMC)	5.900%		202	505	*
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		300	1,020	*
Federal National Mortgage Association (FNMA)	0.000%		239	600	*(d)
Federal National Mortgage Association (FNMA)	8.250%		350	1,225	*(d)
Total Financials				3,687
Total Preferred Stocks (Cost — $71,097)				69,122

			Units
Statutory Trust Certificates — 0.1%
Rescap Liquidating Trust (Cost — $30,669)			2,961	24,280

		Maturity Date	Face Amount
Convertible Bonds & Notes — 0.9%
Industrials — 0.6%
Electrical Equipment — 0.6%
SolarCity Corp., Senior Bonds	1.625%	11/1/19	$255,000	207,188	(b)

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2015 Annual Report	15

Consolidated schedule of investments (cont’d)

December 31, 2015

Permal Alternative Select VIT Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 0.3%
Semiconductors & Semiconductor Equipment — 0.3%
SunEdison Inc., Senior Bonds	2.000%	10/1/18	$20,000	$11,012
SunEdison Inc., Senior Notes	0.250%	1/15/20	20,000	7,800	(e)
SunEdison Inc., Senior Notes	2.375%	4/15/22	75,000	30,000	(e)
SunEdison Inc., Senior Notes	2.625%	6/1/23	55,000	20,316	(e)
SunEdison Inc., Senior Notes	3.375%	6/1/25	80,000	29,550	(e)
Total Information Technology				98,678
Total Convertible Bonds & Notes (Cost — $415,862)				305,866
Corporate Bonds & Notes — 10.3%
Consumer Discretionary — 5.8%
Hotels, Restaurants & Leisure — 2.0%
Caesars Entertainment Operating Co. Inc., Secured Bonds	10.000%	12/15/18	4,967	1,502	*(f)
Caesars Entertainment Operating Co. Inc., Secured Notes	10.000%	12/15/18	325,000	98,313	*(f)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	465,000	351,075	*(f)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	265,000	202,725	*(f)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	15,000	11,475	*(f)
Yum! Brands Inc., Senior Bonds	6.875%	11/15/37	5,000	4,262
Total Hotels, Restaurants & Leisure				669,352
Household Durables — 0.1%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	20,000	19,225
Media — 3.1%
Altice Luxembourg SA, Senior Notes	7.625%	2/15/25	475,000	410,875	(e)
iHeartCommunications Inc., Senior Secured Notes	9.000%	3/1/21	55,000	38,569
iHeartCommunications Inc., Senior Secured Notes	11.250%	3/1/21	120,000	84,450	(b)
iHeartCommunications Inc., Senior Secured Notes	10.625%	3/15/23	43,000	30,272
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	230,000	223,675	(e)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	200,000	193,500	(e)
Radio One Inc., Senior Secured Notes	7.375%	4/15/22	70,000	62,563	(e)
Total Media				1,043,904
Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	15,000	11,175	(e)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	5,000	3,125	(e)(g)
Total Multiline Retail				14,300
Specialty Retail — 0.3%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	130,000	109,850	(e)
Textiles, Apparel & Luxury Goods — 0.3%
Boardriders SA, Senior Notes	8.875%	12/15/17	100,000	98,079	(h)
Total Consumer Discretionary				1,954,710

See Notes to Consolidated Financial Statements.

16	Permal Alternative Select VIT Portfolio 2015 Annual Report

Permal Alternative Select VIT Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 1.4%
Food & Staples Retailing — 1.4%
New Albertsons Inc., Senior Bonds	7.750%	6/15/26	$150,000	$138,750
New Albertsons Inc., Senior Bonds	7.450%	8/1/29	40,000	35,600
New Albertsons Inc., Senior Bonds	8.000%	5/1/31	20,000	18,300
New Albertsons Inc., Senior Notes	7.110%	7/22/27	70,000	60,025	(i)
New Albertsons Inc., Senior Notes	7.150%	7/23/27	5,000	4,250	(i)
New Albertsons Inc., Senior Notes	6.570%	2/23/28	230,000	192,625	(i)
New Albertsons Inc., Senior Notes	6.520%	4/10/28	40,000	33,200	(i)
New Albertsons Inc., Senior Notes	6.625%	6/1/28	5,000	4,050
Total Consumer Staples				486,800
Financials — 1.4%
Capital Markets — 0.4%
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	1,750,000	132,125	*
Insurance — 1.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	316,538	326,034	* (e)(f)
Total Financials				458,159
Industrials — 0.9%
Aerospace & Defense — 0.9%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	400,000	298,000
Information Technology — 0.0%
Technology Hardware, Storage & Peripherals — 0.0%
Riverbed Technology Inc., Senior Notes	8.875%	3/1/23	10,000	9,287	(e)
Materials — 0.4%
Metals & Mining — 0.4%
HudBay Minerals Inc., Senior Notes	9.500%	10/1/20	135,000	99,562	(b)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	85,000	17,000
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	10,000	2,100
Total Materials				118,662
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Intelsat Luxembourg SA, Senior Bonds	6.750%	6/1/18	185,000	137,825
Total Corporate Bonds & Notes (Cost — $3,867,147)				3,463,443
Municipal Bonds — 1.3%
Puerto Rico — 1.3%
Puerto Rico Commonwealth, GO, Public Improvement	5.125%	7/1/37	20,000	12,838	(i)
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/33	35,000	22,400	(i)
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/34	5,000	3,200	(i)
Puerto Rico Commonwealth, GO, Public Improvement	5.750%	7/1/41	440,000	287,100	(i)

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2015 Annual Report	17

Consolidated schedule of investments (cont’d)

December 31, 2015

Permal Alternative Select VIT Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — continued
Puerto Rico Commonwealth, GO, Public Improvement	5.125%	7/1/31	$5,000	$3,228	(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/36	5,000	2,775	(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/39	10,000	5,550	(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/38	35,000	19,425	(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/38	5,000	2,775	(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/37	105,000	58,275	(i)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	30,000	17,175	(i)
Total Municipal Bonds (Cost — $446,406)				434,741

		Expiration Date	Contracts
Purchased Options — 0.8%
Alphabet Inc., Call @ $500.00		1/15/16	5	139,500
Autodesk Inc., Call @ $60.00		1/20/17	23	20,872
Concho Resources Inc., Call @ $95.00		1/15/16	15	3,945
Dick’s Sporting Goods Inc., Call @ $40.00		1/20/17	14	3,885
Ebay Inc., Call @ $60.00		1/15/16	36	13,680
MasterCard Inc., Call @ $72.00		1/15/16	22	57,200
Michael Kors Holdings Ltd., Call @ $60.00		1/20/17	30	2,700
Nordstrom Inc., Call @ $52.50		1/20/17	16	7,280
Restoration Hardware Holdings Inc., Call @ $105.00		1/20/17	9	4,410
Tiffany & Co., Call @ $85.00		1/20/17	17	9,401
Twitter Inc., Call @ $30.00		1/20/17	45	13,050
U.S. Dollar/Euro, Put @ $1.08		2/5/16	695,000	5,797
U.S. Dollar/Japanese Yen, Call @ 123.00 JPY		2/15/16	1,734,400	4,631
Urban Outfitters Inc., Call @ $23.00		1/20/17	22	8,470
Total Purchased Options (Cost — $221,154)				294,821
Total Investments before Short-Term Investments (Cost — $16,973,764)				16,083,244

			Shares
Short-Term Investments — 27.0%
State Street Institutional Investment Trust Treasury Money Market Fund, Premier Class	0.000%		6,076,636	6,076,636
State Street Institutional Liquid Reserves Fund, Premier Class	0.225%		636,178	636,178
State Street Institutional Investment Trust Treasury Plus Money Market Fund, Premier Class	0.000%		2,368,166	2,368,166
Total Short-Term Investments (Cost — $9,080,980)				9,080,980
Total Investments — 74.7% (Cost — $26,054,744#)				25,164,224
Other Assets in Excess of Liabilities — 25.3%				8,513,174
Total Net Assets — 100.0%				$33,677,398

See Notes to Consolidated Financial Statements.

18	Permal Alternative Select VIT Portfolio 2015 Annual Report

Permal Alternative Select VIT Portfolio

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	The coupon payment on these securities is currently in default as of December 31, 2015.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $26,411,753.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
JPY	— Japanese Yen

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (6.1)%
Consumer Discretionary — (0.2)%
Hotels, Restaurants & Leisure — (0.1)%
Dominos Pizza Inc.	(44)	$(4,895)
Starbucks Corp.	(77)	(4,622)
Texas Roadhouse Inc., Class A Shares	(80)	(2,862)
Total Hotels, Restaurants & Leisure		(12,379)
Specialty Retail — (0.1)%
L Brands Inc.	(45)	(4,312)
Ross Stores Inc.	(95)	(5,112)
Staples Inc.	(2,207)	(20,900)
TJX Cos. Inc.	(119)	(8,439)
Total Specialty Retail		(38,763)
Total Consumer Discretionary		(51,142)
Consumer Staples — (0.1)%
Food & Staples Retailing — (0.0)%
Kroger Co.	(170)	(7,111)

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2015 Annual Report	19

Consolidated schedule of investments (cont’d)

December 31, 2015

Permal Alternative Select VIT Portfolio

Security			Shares	Value
Food Products — (0.1)%
Hormel Foods Corp.			(140)	$(11,071)
Total Consumer Staples				(18,182)
Exchange-Traded Funds — (5.2)%
Nomura TOPIX ETF			(20,780)	(270,900	) (a)
SPDR S&P 500 ETF Trust			(1,971)	(401,867)
SPDR S&P Midcap 400 ETF Trust			(1,583)	(402,225)
The Select Sector SPDR Trust — The Energy Select Sector SPDR Fund			(5,025)	(304,264)
Vanguard FTSE Europe ETF			(7,382)	(368,214)
Total Exchange-Traded Funds				(1,747,470)
Industrials — (0.2)%
Aerospace & Defense — (0.1)%
Boeing Co.			(252)	(36,437)
Electrical Equipment — (0.1)%
SolarCity Corp.			(931)	(47,499	) *
Total Industrials				(83,936)
Information Technology — (0.4)%
Internet Software & Services — (0.3)%
Alibaba Group Holding Ltd., Sponsored ADR			(1,447)	(117,598	) *
Semiconductors & Semiconductor Equipment — (0.1)%
SunEdison Inc.			(4,305)	(21,912	) *
Total Information Technology				(139,510)
Total Common Stocks (Proceeds — $(2,075,212))				(2,040,240)

	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — (0.0)%
Utilities — (0.0)%
Independent Power and Renewable Electricity Producers — (0.0)%
AES Corp., Senior Notes	8.000%	6/1/20	(5,000)	(5,525)
AES Corp., Senior Notes	7.375%	7/1/21	(5,000)	(5,125)
Total Corporate Bonds & Notes (Proceeds — $(10,687))				(10,650)
Total Securities Sold Short (Proceeds — $(2,085,899))				(2,050,890)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Consolidated Financial Statements.

20	Permal Alternative Select VIT Portfolio 2015 Annual Report

Permal Alternative Select VIT Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Alphabet Inc., Call	1/15/16	$575.00	5	$102,100
Alphabet Inc., Put	1/15/16	450.00	5	250
Concho Resources Inc., Call	1/15/16	115.00	15	375
Concho Resources Inc., Put	1/15/16	70.00	15	187
Dick’s Sporting Goods Inc., Put	1/20/17	30.00	17	4,293
Ebay Inc., Call	1/15/16	70.00	36	72
Ebay Inc., Put	1/15/16	50.00	36	180
L Brands Inc., Put	1/15/16	44.50	23	115
Mastercard Inc., Call	1/15/16	82.00	22	35,530
Mastercard Inc., Put	1/15/16	62.00	22	198
Nordstrom Inc., Put	1/20/17	40.15	19	4,750
Restoration Hardware Holdings Inc., Call	1/20/17	125.00	9	1,688
Restoration Hardware Holdings Inc., Put	1/20/17	75.00	9	8,910
Restoration Hardware Holdings Inc., Put	1/20/17	65.00	3	1,815
Starbucks Corp., Put	1/15/16	30.00	50	50
Tiffany & Co., Call	1/15/16	100.00	13	13
Tiffany & Co., Call	1/20/17	115.00	17	1,232
Tiffany & Co., Put	1/20/17	65.00	17	8,075
Twitter Inc., Put	1/20/17	23.00	45	21,825
U.S. Dollar/Euro, Put	2/5/16	1.03	695,000	488
Urban Outfitters Inc., Put	1/20/17	15.00	27	2,295
Total Written Options (Premiums received — $153,616)				$194,441

See Notes to Consolidated Financial Statements.

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Consolidated statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $26,054,744)	$25,164,224
Foreign currency, at value (Cost — $10)	11
Cash	8,142,895
Deposits with brokers for securities sold short	1,798,339
Deposits with brokers for open futures contracts	383,692
Foreign currency collateral for securities sold short, at value (Cost — $276,071)	278,046
Deposits with brokers for written options	275,000
Receivable for open OTC swap contracts	205,228
Deposits with brokers for forward foreign currency contracts	200,000
OTC swaps, at value	104,931
Receivable for securities sold	97,512
Interest and dividends receivable	90,687
Foreign currency collateral for open futures contracts, at value (Cost — $91,531)	90,322
Unrealized appreciation on forward foreign currency contracts	51,760
Receivable for Portfolio shares sold	26,342
Prepaid expenses	736
Total Assets	36,909,725

Liabilities:
Investments sold short, at value (proceeds received — $2,085,899)	2,050,890
Deposits from brokers for open futures contracts (Cost — $237,826)	235,820
Written options, at value (premiums received — $153,616)	194,441
Payable for open OTC swap contracts	193,800
Payable for securities purchased	151,461
Investment management fee payable	52,840
Unrealized depreciation on forward foreign currency contracts	42,250
Payable to broker — variation margin on open futures contracts	16,942
Service and/or distribution fees payable	7,018
Dividends payable on securities sold short	1,428
OTC swaps, at value (premiums received — $514)	384
Trustees’ fees payable	329
Payable for Portfolio shares repurchased	70
Accrued expenses	284,654
Total Liabilities	3,232,327
Total Net Assets	$33,677,398

See Notes to Consolidated Financial Statements.

22	Permal Alternative Select VIT Portfolio 2015 Annual Report

Net Assets:
Par value (Note 5)	$36
Paid-in capital in excess of par value	35,794,354
Overdistributed net investment income	(415,342)
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(905,531)
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(796,119)
Total Net Assets	$33,677,398

Shares Outstanding:
Class II	3,585,754

Net Asset Value:
Class II	$9.39

See Notes to Consolidated Financial Statements.

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Consolidated statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$293,751
Dividends	99,404
Less: Foreign taxes withheld	(3,329)
Total Investment Income	389,826

Expenses:
Investment management fee (Note 2)	553,916
Custody fees	360,600
Offering costs (Note 1)	135,736
Legal fees	73,372
Service and/or distribution fees (Note 2)	72,884
Audit and tax fees	69,643
Compliance fees	68,195
Dividend expense on securities sold short	36,897
Commodity pool reports	32,500
Administration fees (Note 2)	26,238
Fund accounting fees	24,126
Interest expense on securities sold short	23,307
Shareholder reports	20,356
Trustees’ fees	1,976
Excise tax (Note 1)	622
Insurance	368
Transfer agent fees	88
Miscellaneous expenses	4,822
Total Expenses	1,505,646
Less: Fee waivers and/or expense reimbursements (Note 2)	(657,677)
Net Expenses	847,969
Net Investment Loss	(458,143)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(248,603)
Futures contracts	(120,821)
Written options	(42,156)
Securities sold short	(87,025)
Swap contracts	(157,623)
Foreign currency transactions	98,163
Net Realized Loss	(558,065)

See Notes to Consolidated Financial Statements.

24	Permal Alternative Select VIT Portfolio 2015 Annual Report

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(970,128)
Futures contracts	(82,974)
Written options	32,778
Securities sold short	76,521
Swap contracts	279,490
Foreign currencies	(30,458)
Change in Net Unrealized Appreciation (Depreciation)	(694,771)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(1,252,836)
Decrease in Net Assets From Operations	$(1,710,979)

See Notes to Consolidated Financial Statements.

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Consolidated statements of changes in net assets

For the Year Ended December 31, 2015 and the Period Ended December 31, 2014	2015	2014†

Operations:
Net investment loss	$(458,143)	$(66,749)
Net realized gain (loss)	(558,065)	295,004
Change in net unrealized appreciation (depreciation)	(694,771)	(101,348)
Increase (Decrease) in Net Assets From Operations	(1,710,979)	126,907

Distributions to Shareholders From (Note 1):
Net investment income	(311,103)	(55,000)
Net realized gains	(329,804)	—
Decrease in Net Assets From Distributions to Shareholders	(640,907)	(55,000)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	12,147,741	23,168,963
Reinvestment of distributions	640,907	55,000
Cost of shares repurchased	(55,232)	(2)
Increase in Net Assets From Portfolio Share Transactions	12,733,416	23,223,961
Increase in Net Assets	10,381,530	23,295,868

Net Assets:
Beginning of year	23,295,868	—
End of year*	$33,677,398	$23,295,868
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(415,342)	$120,842

†	For the period October 6, 2014 (inception date) to December 31, 2014.

See Notes to Consolidated Financial Statements.

26	Permal Alternative Select VIT Portfolio 2015 Annual Report

Consolidated financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.03	$10.00

Income (loss) from operations:
Net investment loss	(0.16)	(0.03)
Net realized and unrealized gain (loss)	(0.28)	0.08
Total income (loss) from operations	(0.44)	0.05

Less distributions from:
Net investment income	(0.10)	(0.02)
Net realized gains	(0.10)	—
Total distributions	(0.20)	(0.02)

Net asset value, end of year	$9.39	$10.03
Total return[3]	(4.37)%	0.44%

Net assets, end of year (000s)	$33,677	$23,296

Ratios to average net assets:
Gross expenses	5.16%	13.02%[4]
Net expenses[5,6]	2.91	2.85 [4]
Net investment loss	(1.57)	(1.26) [4]

Portfolio turnover rate[7]	118%	32%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 6, 2014 (inception date) to December 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class II shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 207% for the year ended December 31, 2015 and 77% for the period ended December 31, 2014, respectively.

[8]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

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Notes to consolidated financial statements

1. Organization and significant accounting policies

Permal Alternative Select VIT Portfolio (the “Portfolio”) is a separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Portfolio seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Portfolio’s manager, Permal Asset Management LLC (“Permal”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. Permal may also manage Portfolio assets directly.

The Portfolio’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Portfolio. The Portfolio intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Select VIT Portfolio Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Portfolio and the Subsidiary.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it

28	Permal Alternative Select VIT Portfolio 2015 Annual Report

is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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Notes to consolidated financial statements (cont’d)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$3,074,012	$611,425	—	$3,685,437
Industrials	1,184,327	237,205	—	1,421,532
Information technology	2,590,283	251,982	—	2,842,265
Materials	836,651	126,664	—	963,315
Other common stocks	2,552,502	—	—	2,552,502
Convertible preferred stocks	—	—	$25,920	25,920
Preferred stocks:
Consumer discretionary	—	65,435	—	65,435
Financials	3,687	—	—	3,687
Statutory trust certificates	24,280	—	—	24,280
Convertible bonds & notes	—	305,866	—	305,866
Corporate bonds & notes	—	3,463,443	—	3,463,443
Municipal bonds	—	434,741	—	434,741
Purchased options	107,256	187,565	—	294,821
Total long-term investments	$10,372,998	$5,684,326	$25,920	$16,083,244
Short-term investments†	9,080,980	—	—	9,080,980
Total investments	$19,453,978	$5,684,326	$25,920	$25,164,224

30	Permal Alternative Select VIT Portfolio 2015 Annual Report

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$26,903	—	—	$26,903
Forward foreign currency contracts	—	$51,760	—	51,760
OTC total return swaps‡	—	104,931	—	104,931
Total other financial instruments	$26,903	$156,691	—	$183,594
Total	$19,480,881	$5,841,017	$25,920	$25,347,818

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short:
Common stocks:
Exchanged-traded funds	$1,476,570	$270,900	—	$1,747,470
Other common stocks	292,770	—	—	292,770
Corporate bonds & notes	—	10,650	—	10,650
Written options	72,088	122,353	—	194,441
Futures contracts	43,994	—	—	43,994
Forward foreign currency contracts	—	42,250	—	42,250
OTC credit default swaps on corporate issues — sell protection‡	—	384	—	384
Total	$1,885,422	$446,537	—	$2,331,959

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2015, securities valued at $1,292,711 and securities sold short valued at $270,900 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield

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Notes to consolidated financial statements (cont’d)

during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Portfolio bears the

32	Permal Alternative Select VIT Portfolio 2015 Annual Report

risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Short sale transactions. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to deliver to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Portfolio for the short sale are retained by the broker as collateral until the Portfolio replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

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Notes to consolidated financial statements (cont’d)

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Portfolio must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

34	Permal Alternative Select VIT Portfolio 2015 Annual Report

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2015, the total notional value of all credit default swaps to sell protection was $5,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2015, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may

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Notes to consolidated financial statements (cont’d)

use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Consolidated Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

36	Permal Alternative Select VIT Portfolio 2015 Annual Report

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(j) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(k) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties

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Notes to consolidated financial statements (cont’d)

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Portfolio held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $237,075. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2015, the Portfolio has posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $475,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration

38	Permal Alternative Select VIT Portfolio 2015 Annual Report

after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(q) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(r) Offering costs. Costs incurred by the Portfolio in connection with the commencement of the Portfolio’s operations are being amortized on a straight line basis over twelve months.

(s) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Portfolio paid $622 of Federal excise taxes attributable to calendar year 2014 in September 2015.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Notes to consolidated financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$75,838	—	$(75,838)
(b)	157,224	$(157,224)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Portfolio and non-deductible organization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Permal Asset Management LLC (“Permal”) is the Portfolio’s investment manager. Apex Capital, LLC, Atlantic Investment Management, Inc., BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) and TT International are the Portfolio’s subadvisers. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Portfolio. Permal and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Portfolio pays Permal an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Portfolio’s average daily net assets. The Portfolio pays LMPFA an administration fee at an annual rate of 0.09% of the Portfolio’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses are not expected to exceed 2.70% for Class II shares. This arrangement is expected to continue until December 31, 2017, may be terminated prior to that date by agreement of the manager and the Board of Trustees, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $657,677, which includes administrative fees waived in the amount of $26,238.

40	Permal Alternative Select VIT Portfolio 2015 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. The Portfolio has adopted a Rule 12b-1 shareholder service and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of December 31, 2015, Legg Mason and its affiliates owned 64% of the Portfolio.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and non-cash transactions) and U.S Government & Agency Obligations were as follows:

	Investments*	U.S. Government & Agency Obligations
Purchases	$23,865,759	$14,710
Sales	16,949,677	10,074

*	Excluding securities sold short and covers on securities sold short in the amounts of $12,753,883 and $11,902,426, respectively.

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$969,499
Gross unrealized depreciation	(2,217,028)
Net unrealized depreciation	$(1,247,529)

During the year ended December 31, 2015, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2014	325	$165,815
Options written	40,414,867	465,221
Options closed	(37,692,674)	(428,825)
Options exercised	(864,193)	(42,187)
Options expired	(1,162,920)	(6,408)
Written options, outstanding as of December 31, 2015	695,405	$153,616

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Notes to consolidated financial statements (cont’d)

At December 31, 2015, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	5	12/16	$895,919	$896,238	$319
3-Month Euribor	9	3/18	2,439,132	2,443,598	4,466
3-Month Euribor	1	6/18	271,307	271,293	(14)
E-Mini NASDAQ 100 Index	3	3/16	275,873	275,265	(608)
E-mini Nikkei 225 Index	8	3/16	646,476	627,980	(18,496)
E-mini Nikkei 225 Index	2	3/16	31,662	31,665	3
E-mini S&P 500 Index	3	3/16	305,817	305,310	(507)
Euro Stoxx 50	16	3/16	562,191	570,674	8,483
LME Price Aluminum	1	1/16	37,250	38,113	863
LME Price Aluminum	1	2/16	37,923	38,194	271
LME Price Aluminum	1	3/16	38,048	38,219	171
Topix Index	2	3/16	260,315	257,498	(2,817)
U.S. Treasury Ultra Long-Term Bonds	1	3/16	158,274	158,687	413
					(7,453)
Contracts to Sell:
90-Day Eurodollar	15	6/18	3,676,181	3,676,875	(694)
90-Day Sterling	12	12/17	2,178,288	2,177,909	379
Brent Crude	1	1/16	40,689	37,280	3,409
Corn	2	3/16	37,011	35,875	1,136
Dax Index	1	3/16	284,400	292,662	(8,262)
Euro Stoxx 50	1	3/16	34,786	35,667	(881)
FTSE 100 Index	1	3/16	87,449	91,371	(3,922)
Gold 100 Ounce	1	2/16	107,368	106,020	1,348
H-shares Index	1	1/16	62,850	62,613	237
Hang Seng Index	1	1/16	142,901	141,354	1,547
LME Price Aluminum	1	1/16	39,384	38,112	1,272
LME Price Aluminum	1	2/16	37,113	38,194	(1,081)
LME Price Aluminum	1	3/16	37,171	38,219	(1,048)
MSCI Taiwan Index	1	1/16	30,299	30,440	(141)
Natural Gas	3	1/16	64,625	70,110	(5,485)
Soybean	1	3/16	43,174	43,212	(38)
WTI Crude	1	1/16	38,328	37,040	1,288
Wheat	1	3/16	24,798	23,500	1,298
					(9,638)
Net unrealized depreciation on open futures contracts					$(17,091)

42	Permal Alternative Select VIT Portfolio 2015 Annual Report

At December 31, 2015, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	30,000	JPY	2,623,608	Deutsche Bank AG	1/8/16	$28
AUD	30,000	JPY	2,627,175	Deutsche Bank AG	1/8/16	(1)
AUD	20,000	JPY	1,749,790	Deutsche Bank AG	1/8/16	13
AUD	100,000	JPY	8,775,120	Deutsche Bank AG	1/8/16	(153)
AUD	40,000	USD	28,645	Deutsche Bank AG	1/8/16	499
AUD	150,000	USD	108,254	Deutsche Bank AG	1/8/16	1,035
AUD	170,000	USD	123,075	Deutsche Bank AG	1/8/16	787
AUD	80,000	USD	58,038	Deutsche Bank AG	1/8/16	249
AUD	200,000	USD	145,338	Deutsche Bank AG	1/8/16	381
AUD	130,000	USD	94,781	Deutsche Bank AG	1/8/16	(64)
CAD	110,000	USD	78,984	Deutsche Bank AG	1/8/16	514
CAD	40,000	USD	28,697	Deutsche Bank AG	1/8/16	211
CAD	10,000	USD	7,172	Deutsche Bank AG	1/8/16	55
CAD	10,000	USD	7,186	Deutsche Bank AG	1/8/16	41
EUR	74,000	JPY	9,697,774	Deutsche Bank AG	1/8/16	(264)
EUR	74,000	JPY	9,668,174	Deutsche Bank AG	1/8/16	(18)
EUR	74,000	JPY	9,682,974	Deutsche Bank AG	1/8/16	(141)
EUR	240,000	USD	261,570	Deutsche Bank AG	1/8/16	(730)
EUR	300,000	USD	329,213	Deutsche Bank AG	1/8/16	(3,163)
EUR	270,000	USD	296,686	Deutsche Bank AG	1/8/16	(3,240)
JPY	7,915,479	AUD	90,000	Deutsche Bank AG	1/8/16	287
JPY	6,082,643	AUD	70,000	Deutsche Bank AG	1/8/16	(391)
JPY	2,604,156	AUD	30,000	Deutsche Bank AG	1/8/16	(190)
JPY	874,397	AUD	10,000	Deutsche Bank AG	1/8/16	(11)
JPY	2,621,316	AUD	30,000	Deutsche Bank AG	1/8/16	(47)
JPY	13,817,878	USD	113,600	Deutsche Bank AG	1/8/16	1,371
JPY	34,491,800	USD	284,000	Deutsche Bank AG	1/8/16	2,988
JPY	34,547,412	USD	284,100	Deutsche Bank AG	1/8/16	3,351
JPY	4,680,000	USD	38,429	Deutsche Bank AG	1/8/16	511
JPY	50,120,000	USD	413,424	Deutsche Bank AG	1/8/16	3,598
JPY	13,820,000	USD	114,052	Deutsche Bank AG	1/8/16	937
JPY	17,270,000	USD	142,797	Deutsche Bank AG	1/8/16	898
JPY	21,930,000	USD	181,930	Deutsche Bank AG	1/8/16	538
JPY	30,580,000	USD	253,993	Deutsche Bank AG	1/8/16	447
JPY	10,980,000	USD	91,263	Deutsche Bank AG	1/8/16	96
JPY	4,300,000	USD	35,730	Deutsche Bank AG	1/8/16	48
MXN	80,000	USD	4,702	Deutsche Bank AG	1/8/16	(62)
NOK	30,000	USD	3,448	Deutsche Bank AG	1/8/16	(59)
NZD	10,000	USD	6,722	Deutsche Bank AG	1/8/16	117
NZD	80,000	USD	53,933	Deutsche Bank AG	1/8/16	777

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Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	30,000	USD	20,224	Deutsche Bank AG	1/8/16	$292
NZD	40,000	USD	27,205	Deutsche Bank AG	1/8/16	150
NZD	40,000	USD	27,269	Deutsche Bank AG	1/8/16	85
NZD	20,000	USD	13,599	Deutsche Bank AG	1/8/16	79
NZD	70,000	USD	47,845	Deutsche Bank AG	1/8/16	25
NZD	40,000	USD	27,462	Deutsche Bank AG	1/8/16	(108)
NZD	30,000	USD	20,556	Deutsche Bank AG	1/8/16	(40)
PLN	60,000	USD	15,422	Deutsche Bank AG	1/8/16	(127)
PLN	20,000	USD	5,170	Deutsche Bank AG	1/8/16	(71)
PLN	30,000	USD	7,749	Deutsche Bank AG	1/8/16	(101)
SEK	210,000	USD	24,951	Deutsche Bank AG	1/8/16	(71)
SEK	70,000	USD	8,305	Deutsche Bank AG	1/8/16	(12)
SEK	200,000	USD	23,938	Deutsche Bank AG	1/8/16	(244)
SEK	50,000	USD	5,973	Deutsche Bank AG	1/8/16	(49)
TRY	40,000	USD	13,579	Deutsche Bank AG	1/8/16	121
TRY	70,000	USD	23,933	Deutsche Bank AG	1/8/16	42
TRY	30,000	USD	10,267	Deutsche Bank AG	1/8/16	8
TRY	20,000	USD	6,813	Deutsche Bank AG	1/8/16	37
TRY	50,000	USD	17,131	Deutsche Bank AG	1/8/16	(7)
TRY	20,000	USD	6,861	Deutsche Bank AG	1/8/16	(11)
TRY	10,000	USD	3,423	Deutsche Bank AG	1/8/16	2
USD	78,814	AUD	110,000	Deutsche Bank AG	1/8/16	(1,332)
USD	208,612	AUD	290,000	Deutsche Bank AG	1/8/16	(2,681)
USD	107,032	AUD	150,000	Deutsche Bank AG	1/8/16	(2,257)
USD	803,610	CAD	1,110,000	Deutsche Bank AG	1/8/16	1,410
USD	7,194	CAD	10,000	Deutsche Bank AG	1/8/16	(33)
USD	21,574	CAD	30,000	Deutsche Bank AG	1/8/16	(107)
USD	7,213	CAD	10,000	Deutsche Bank AG	1/8/16	(14)
USD	65,619	EUR	60,000	Deutsche Bank AG	1/8/16	409
USD	130,369	EUR	120,000	Deutsche Bank AG	1/8/16	(51)
USD	325,815	EUR	300,000	Deutsche Bank AG	1/8/16	(235)
USD	314,106	EUR	290,000	Deutsche Bank AG	1/8/16	(1,076)
USD	130,976	EUR	120,000	Deutsche Bank AG	1/8/16	556
USD	174,945	EUR	160,000	Deutsche Bank AG	1/8/16	1,051
USD	109,311	EUR	100,000	Deutsche Bank AG	1/8/16	627
USD	337,406	EUR	310,000	Deutsche Bank AG	1/8/16	487
USD	75,072	GBP	50,000	Deutsche Bank AG	1/8/16	1,362
USD	494,138	GBP	330,000	Deutsche Bank AG	1/8/16	7,647
USD	44,787	GBP	30,000	Deutsche Bank AG	1/8/16	561
USD	59,608	GBP	40,000	Deutsche Bank AG	1/8/16	640
USD	74,600	GBP	50,000	Deutsche Bank AG	1/8/16	889
USD	74,224	GBP	50,000	Deutsche Bank AG	1/8/16	513

44	Permal Alternative Select VIT Portfolio 2015 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	29,763	GBP	20,000	Deutsche Bank AG	1/8/16	$279
USD	119,232	GBP	80,000	Deutsche Bank AG	1/8/16	1,295
USD	14,807	GBP	10,000	Deutsche Bank AG	1/8/16	65
USD	59,357	GBP	40,000	Deutsche Bank AG	1/8/16	389
USD	59,184	GBP	40,000	Deutsche Bank AG	1/8/16	216
USD	317,657	JPY	38,850,000	Deutsche Bank AG	1/8/16	(5,593)
USD	14,555	JPY	1,780,000	Deutsche Bank AG	1/8/16	(256)
USD	538,800	JPY	65,973,905	Deutsche Bank AG	1/8/16	(10,135)
USD	142,900	JPY	17,456,664	Deutsche Bank AG	1/8/16	(2,348)
USD	72,000	JPY	8,716,234	Deutsche Bank AG	1/8/16	(523)
USD	6,427	MXN	110,000	Deutsche Bank AG	1/8/16	46
USD	163,398	MXN	2,780,000	Deutsche Bank AG	1/8/16	2,130
USD	9,356	MXN	160,000	Deutsche Bank AG	1/8/16	74
USD	10,542	MXN	180,000	Deutsche Bank AG	1/8/16	100
USD	19,211	MXN	330,000	Deutsche Bank AG	1/8/16	68
USD	6,395	MXN	110,000	Deutsche Bank AG	1/8/16	14
USD	27,807	MXN	480,000	Deutsche Bank AG	1/8/16	(38)
USD	13,858	MXN	240,000	Deutsche Bank AG	1/8/16	(65)
USD	18,298	NOK	160,000	Deutsche Bank AG	1/8/16	223
USD	14,835	NOK	130,000	Deutsche Bank AG	1/8/16	149
USD	251,184	NOK	2,180,000	Deutsche Bank AG	1/8/16	4,909
USD	14,817	NOK	130,000	Deutsche Bank AG	1/8/16	131
USD	9,105	NOK	80,000	Deutsche Bank AG	1/8/16	67
USD	8,017	NOK	70,000	Deutsche Bank AG	1/8/16	109
USD	8,043	NOK	70,000	Deutsche Bank AG	1/8/16	135
USD	5,678	NOK	50,000	Deutsche Bank AG	1/8/16	30
USD	6,695	NZD	10,000	Deutsche Bank AG	1/8/16	(144)
USD	35,310	PLN	140,000	Deutsche Bank AG	1/8/16	(378)
USD	4,705	SEK	40,000	Deutsche Bank AG	1/8/16	(34)
USD	37,474	SEK	320,000	Deutsche Bank AG	1/8/16	(437)
USD	7,011	SEK	60,000	Deutsche Bank AG	1/8/16	(97)
USD	8,175	SEK	70,000	Deutsche Bank AG	1/8/16	(118)
USD	6,722	TRY	20,000	Deutsche Bank AG	1/8/16	(127)
USD	54,163	TRY	160,000	Deutsche Bank AG	1/8/16	(636)
USD	10,159	TRY	30,000	Deutsche Bank AG	1/8/16	(115)
USD	3,430	TRY	10,000	Deutsche Bank AG	1/8/16	5
USD	2,648	ZAR	40,000	Deutsche Bank AG	1/8/16	62
USD	50,857	ZAR	760,000	Deutsche Bank AG	1/8/16	1,739
USD	3,313	ZAR	50,000	Deutsche Bank AG	1/8/16	81
USD	2,652	ZAR	40,000	Deutsche Bank AG	1/8/16	67
USD	2,630	ZAR	40,000	Deutsche Bank AG	1/8/16	45
USD	2,621	ZAR	40,000	Deutsche Bank AG	1/8/16	36

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Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,183	ZAR	110,000	Deutsche Bank AG	1/8/16	$73
USD	1,959	ZAR	30,000	Deutsche Bank AG	1/8/16	20
USD	106,977	EUR	98,000	Credit Suisse	1/28/16	415
BRL	30,000	USD	7,798	Deutsche Bank AG	3/16/16	(387)
BRL	30,000	USD	7,494	Deutsche Bank AG	3/16/16	(82)
BRL	60,000	USD	15,212	Deutsche Bank AG	3/16/16	(388)
INR	400,000	USD	5,902	Deutsche Bank AG	3/16/16	75
INR	1,400,000	USD	20,652	Deutsche Bank AG	3/16/16	266
INR	3,520,000	USD	52,160	Deutsche Bank AG	3/16/16	436
INR	3,840,000	USD	57,115	Deutsche Bank AG	3/16/16	262
INR	1,720,000	USD	25,639	Deutsche Bank AG	3/16/16	61
INR	1,070,000	USD	15,969	Deutsche Bank AG	3/16/16	19
INR	1,310,000	USD	19,575	Deutsche Bank AG	3/16/16	(1)
INR	1,110,000	USD	16,658	Deutsche Bank AG	3/16/16	(72)
INR	2,180,000	USD	32,599	Deutsche Bank AG	3/16/16	(26)
USD	5,094	BRL	20,000	Deutsche Bank AG	3/16/16	153
USD	15,291	BRL	60,000	Deutsche Bank AG	3/16/16	467
USD	12,495	BRL	50,000	Deutsche Bank AG	3/16/16	142
USD	7,478	BRL	30,000	Deutsche Bank AG	3/16/16	66
USD	4,932	BRL	20,000	Deutsche Bank AG	3/16/16	(9)
USD	4,990	BRL	20,000	Deutsche Bank AG	3/16/16	49
USD	2,492	BRL	10,000	Deutsche Bank AG	3/16/16	22
USD	2,433	BRL	10,000	Deutsche Bank AG	3/16/16	(38)
USD	2,444	BRL	10,000	Deutsche Bank AG	3/16/16	(26)
USD	2,453	BRL	10,000	Deutsche Bank AG	3/16/16	(17)
USD	4,927	BRL	20,000	Deutsche Bank AG	3/16/16	(15)
USD	21,224	INR	1,440,000	Deutsche Bank AG	3/16/16	(292)
USD	144,480	INR	9,800,000	Deutsche Bank AG	3/16/16	(1,951)
USD	1,918	INR	130,000	Deutsche Bank AG	3/16/16	(25)
USD	13,268	INR	900,000	Deutsche Bank AG	3/16/16	(180)
USD	19,562	INR	1,330,000	Deutsche Bank AG	3/16/16	(311)
USD	11,315	INR	770,000	Deutsche Bank AG	3/16/16	(190)
USD	6,410	INR	430,000	Deutsche Bank AG	3/16/16	(15)
USD	8,348	INR	560,000	Deutsche Bank AG	3/16/16	(20)
Total						$9,510

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen

46	Permal Alternative Select VIT Portfolio 2015 Annual Report

Abbreviations used in this table: (cont’d)
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At December 31, 2015, the Portfolio had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2015[3]	Periodic Payments Received by the Portfolio†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Yum! Brands Inc., 6.250% due 3/15/18)	$5,000	12/20/21	2.405%	1.000% quarterly	$(384)	$(514)	$130

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Portfolio	Periodic Payments Received by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse Securities (Europe) Ltd.	30,371	EUR	8/10/16	1-Month LIBOR plus 30 basis points	Ryanair Holdings PLC‡	—	$7,481
Credit Suisse Securities (Europe) Ltd.	2,224,304	JPY	12/15/16	Yahoo Japan Corp.‡	1-Month LIBOR plus 50 basis points	—	410
Morgan Stanley Capital Services LLC	2,098,980		10/7/16	Apex R2 basket‡**	USD-Federal Funds-H.15	—	97,040
Total							$104,931

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Portfolio are based on the total return of the referenced entity.

**	Custom equity basket of securities intended to perform in correlation to the Russell 2000 Index.

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Notes to consolidated financial statements (cont’d)

Abbreviations used in this table:
EUR	— Euro
JPY	— Japanese Yen

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[2]	—	$10,428	—	$284,393	$294,821
Futures contracts[3]	$5,577	—	$11,056	10,270	26,903
OTC swap contracts[4]	—	—	—	104,931	104,931
Forward foreign currency contracts	—	51,760	—	—	51,760
Total	$5,577	$62,188	$11,056	$399,594	$478,415

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Credit Risk	Total
Written options	—	$488	—	$193,953	—	$194,441
Futures contracts[3]	$708	—	$7,652	35,634	—	43,994
OTC swap contracts[4]	—	—	—	—	$384	384
Forward foreign currency contracts	—	42,250	—	—	—	42,250
Total	$708	$42,738	$7,652	$229,587	$384	$281,069

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized apppreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

48	Permal Alternative Select VIT Portfolio 2015 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	$(3,985)	$(18,931)	$(4,024)	$115,384	$88,444
Written options	(632)	44,553	(5,134)	(80,943)	(42,156)
Futures contracts	(36,787)	—	131,774	(215,808)	(120,821)
Swap contracts	—	—	—	(157,623)	(157,623)
Forward foreign currency contracts[2]	—	76,058	—	—	76,058
Total	$(41,404)	$101,680	$122,616	$(338,990)	$(156,098)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Credit Risk	Total
Purchased options[1]	$13	$(42,028)	—	$50,197	—	$8,182
Written options	—	1,504	—	31,274	—	32,778
Futures contracts	(47,146)	—	$(9,220)	(26,608)	—	(82,974)
Swap contracts	—	—	—	279,360	$130	279,490
Forward foreign currency contracts[2]	—	(33,172)	—	—	—	(33,172)
Total	$(47,133)	$(73,696)	$(9,220)	$334,223	$130	$204,304

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$327,090
Written options	257,970
Futures contracts (to buy)	20,061,033
Futures contracts (to sell)	3,179,506
Forward foreign currency contracts (to buy)	4,966,020
Forward foreign currency contracts (to sell)	9,511,784

Average Notional Balance
Total return swap contracts	$2,058,381
Credit default swap contracts (to sell protection)	1,154

Permal Alternative Select VIT Portfolio 2015 Annual Report	49

Notes to consolidated financial statements (cont’d)

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2015:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$294,821	—	$294,821
OTC swap contracts	104,931	—	104,931
Forward foreign currency contracts	51,760	—	51,760
Total	$451,512	—	$451,512

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$194,441	$(194,441)	—
Futures contracts[5]	16,942	(16,942)	—
OTC swap contracts	384	—	$384
Forward foreign currency contracts	42,250	(42,250)	—
Total	$254,017	$(253,633)	$384

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Asset and Liabilities.

[3]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2015	Period Ended December 31, 2014†
Class II
Shares sold	1,203,594	2,316,730
Shares issued on reinvestment	65,438	5,473
Shares repurchased	(5,481)	0	*
Net increase	1,263,551	2,322,203

†	For the period October 6, 2014 (inception date) to December 31, 2014.

*	Represents less than 1 share.

50	Permal Alternative Select VIT Portfolio 2015 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$618,522	$55,000
Net long-term capital gains	22,385	—
Total distributions paid	$640,907	$55,000

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$10,080
Deferred capital losses*	(757,719)
Other book/tax temporary differences(a)	(200,279)
Unrealized appreciation (depreciation)(b)	(1,169,074)
Total accumulated earnings (losses) — net	$(2,116,992)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

7. Subsequent events

Effective February 4, 2016, the Portfolio’s Board of Trustees approved the engagement of First Quadrant, LP (“First Quadrant”) as a subadviser to manage a global macro (systematic) strategy of the Portfolio. First Quadrant will become a subadviser to the Portfolio effective by May 2, 2016.

Apex Capital, LLC will no longer serve as a subadviser to the Portfolio effective on or about February 29, 2016.

Permal Alternative Select VIT Portfolio 2015 Annual Report	51

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Permal Alternative Select VIT Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and for the period from October 6, 2014 (inception date) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Permal Alternative Select VIT Portfolio as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended and for the period from October 6, 2014 (inception date) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2016

52	Permal Alternative Select VIT Portfolio 2015 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Investment Management Agreement of Permal Alternative Select VIT Portfolio (the “Fund”), pursuant to which Permal Asset Management LLC (the “Manager”) serves as “manager of managers” for the Fund, and the separate Sub-Advisory Agreements between the Manager and Apex Capital, LLC, River Canyon Fund Management LLC, TT International and Atlantic Investment Management, Inc., and the Trading Agreement between the Manager and BH-DG Systematic Trading LLP, and, at a subsequent meeting, the Board considered the approval of a separate Sub-Advisory Agreement between the Manager and First Quadrant, L.P. (collectively with Apex Capital, LLC, River Canyon Fund Management LLC, TT International, Atlantic Investment Management, Inc. and BH-DG Systematic Trading LLP, the “Sub-Advisers”) pursuant to which each Sub-Adviser provides day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager. (The Sub-Advisory Agreements and Trading Agreement are collectively referred to as the “Sub-Advisory Agreements” and, together with the Investment Management Agreement, as the “Agreements.”) The Manager is a subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance and services provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed, except in connection with the subsequent meeting, by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Investment Management Agreement and Sub-Advisory Agreements, respectively, since the Fund commenced operations. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-Advisers for Board approval and the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and

Permal Alternative Select VIT Portfolio	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of another fund in the Legg Mason fund complex. The Independent Trustees considered each Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons who would serve as the portfolio managers for the segment of the Fund’s assets to be managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Independent Trustees specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser would complement each of the other Sub-Advisers. The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided or expected to be provided to the Fund by each Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of each Sub-Adviser.

The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager and its affiliates. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided and expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Fund commenced operations in October 2014, it had less than one year of performance data available during the review period, and, consequently, Lipper, Inc. (“Lipper”), an independent provider of investment company data, did not provide the Board with performance information for the Fund and similar mutual funds. The Board, however, reviewed performance information provided by the Manager for the six-month period ended June 30, 2015, which showed that the Fund’s performance was better than the performance of its benchmark index for the period. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of

54	Permal Alternative Select VIT Portfolio

the Manager and the Sub-Advisers, the respective portfolio managers’ experience, and the Manager’s experience and reputation in selecting, evaluating, and overseeing investment managers. Based on these factors and noting the limited period of performance data available, the Board determined to approve the Agreements. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also noted that the Manager and its affiliates provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio for the six-month period ended June 30, 2015 with those of a group of five alternative other funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all alternative other funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Permal Alternative Select VIT Portfolio	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager and sub-advisers

The Board considered other benefits received by the Manager and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. In light of the costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, any other ancillary benefits that the Manager and its affiliates received were considered reasonable. The Trustees noted that the Sub-Advisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Trustees acknowledged that the Sub-Advisers were required to select brokers who met the Fund’s requirements for seeking best execution, and that the Fund’s administrator monitored and evaluated trade execution with respect to Fund brokerage transactions and would provide reports to the Board on these matters at least annually and more frequently as requested by the Board. The Trustees concluded that the benefits that the Sub-Advisers may receive by virtue of their relationship with the Fund also appeared to be reasonable.

56	Permal Alternative Select VIT Portfolio

Based on their discussions and considerations, including those described above, the Trustees approved the Investment Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement and the Sub-Advisory Agreements.

Permal Alternative Select VIT Portfolio	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Alternative Select VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

58	Permal Alternative Select VIT Portfolio

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Permal Alternative Select VIT Portfolio	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

60	Permal Alternative Select VIT Portfolio

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Permal Alternative Select VIT Portfolio	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

62	Permal Alternative Select VIT Portfolio

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Permal Alternative Select VIT Portfolio	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	6/23/2015	12/16/2015	12/28/2015
Payable date:	6/24/2015	12/17/2015	12/29/2015
Dividends qualifying for the dividends
received deduction for corporations	2.87%	9.85%	9.85%
Long-term capital gain dividend	$0.007780	—	—

Please retain this information for your records.

64	Permal Alternative Select VIT Portfolio

Permal Alternative Select VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Permal Asset Management LLC

Subadvisers

Apex Capital, LLC

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

River Canyon Fund Management LLC

TT International

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Select VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Equity Variable Trust, a Maryland statutory trust.

Permal Alternative Select VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Select VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML109605 2/16 SR16-2699

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $277,943 in December 31, 2014 and $318,825 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $38,259 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $44,640 in December 31, 2014 and $50,780 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016